EXCLUSIVE OPTION AGREEMENT

独家选择权协议

This Exclusive Option Agreement (this "**Agreement**") is entered into as of 28/5, 2020 by and among the following parties:
本《独家选择权协议》（以下简称"**本协议**"）由以下各方于 2020 年 5 月 28 日签署：

(1) Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**"), a domestic company registered in the People's Republic of China ("**China**" or the "**PRC**"), under the laws of the PRC;
西安赛美科信息科技有限公司公司（以下简称"**WFOE**"），系依据中华人民共和国（以下简称"**中国**"）法律注册设立的中国公司；

(2) Xi'AN APP·CHEM BIO (TEC) Co., Ltd. (the "**Company**"), a domestic company registered in China, under the laws of the PRC;
西安天美生物科技股份有限公司（以下简称"**公司**"），系依据中国法律注册设立的中国国内公司。

(3) Hu Yongwei, a citizen of China, PRC ID No.: 610103197108023635;
胡永卫，中国居民，身份证号为：610103197108023635；

(4) Liu Jing, a citizen of China, PRC ID No.: 610113197812110065;
刘静，中国居民，身份证号为：610113197812110065；

(5) Wang Wei, a citizen of China, PRC ID No.: 610202197506020826;
王薇，中国居民，身份证号为：610202197506020826；

(6) Liu Jianli, a citizen of China, PRC ID No.: 610103195903123695;
刘建利，中国居民，身份证号为：610103195903123695；

(7) Dong Fangfang, a citizen of China, PRC ID No.: 610402196810016107;
董芳芳，中国居民，身份证号为：610402196810016107；

(8) Zhang Kai, a citizen of China, PRC ID No.: 610122198703251716;
张凯，中国居民，身份证号为：610122198703251716；

(9) Guan Huixia, a citizen of China, PRC ID No.: 610125194705095244;
关会侠，中国居民，身份证号为：610125194705095244；

(10) Jia Yizhen, a citizen of China, PRC ID No.: 610104199208283421;
贾怡真，中国居民，身份证号为：610104199208283421；

(11) An Yanna, a citizen of China, PRC ID No.: 612727198711156045; and
安艳娜，中国居民，身份证号为：612727198711156045；和

(12) Liu Weihua, a citizen of China, PRC ID No.: 610402197008141255; (together with Hu Yongwei, Liu Jing, Wang Wei, Liu Jianli, Dong Fangfang, Zhang Kai, Guan Huixia, Jia Yizhen, An Yanna, and Liu Weihua, the "**Shareholders**").
刘卫华，中国居民，身份证号为：610402197008141255（与胡永卫、刘静、王薇、刘建利、董芳芳、张凯、关会侠、贾怡真和安艳娜合称为"**股东**"）。

(Each of WFOE, the Shareholders and the Company individually being referred to as a "**Party**" and collectively as the "**Parties**".)
（WFOE、股东和公司单独称为"**一方**"，合称为"**各方**"。）

RECITALS

序言

(A) WHEREAS, the Shareholders hold 100% shares in the Company.
鉴于，股东持有公司 100%的股份。

(B) WHEREAS, the WFOE and the Company entered into an exclusive service agreement (the "**Service Agreement**") dated 28/5, 2020, pursuant to which the Company shall pay the WFOE for relevant services it received from the WFOE;
鉴于，WFOE 和公司于 2020 年 5 月 28 日签署一份《独家服务协议》（以下简称"**《服务协议》**"），依据该《服务协议》公司应当就 WFOE 提供的服务支付服务费用；

(C) WHEREAS, the WFOE, the Company and Shareholders entered into an shares pledge agreement (the "**Shares Pledge Agreement**") dated 28/5, 2020;
鉴于，WFOE、公司和股东于 2020 年 5 月 28 日签署一份《股份质押协议》（以下简称"**《股份质押协议》**"）

(D) WHEREAS, the WFOE and Shareholders entered into a loan agreement (the "**Loan Agreement**") dated 28/5, 2020.
鉴于，WFOE 与股东于 2020 年 5 月 28 日签署一份《借款协议》（以下简称"**《借款协议》**"）。

THEREFORE, the Parties hereby agree as follows:
为此，各方达成如下协议：

Section 1 Target Shares
目标股份

1.1 The Shareholders agrees and irrevocably, unconditionally and exclusively grants the WFOE an option to require such Shareholder to transfer any and all of the shares of the Company held by such Shareholder ("**Target Shares**") to the WFOE or a third party designated by the WFOE ("**Designee**"), in whole or in part, subject to the WFOE's specific requirements ("**Shares Transfer Option**") in the following circumstances:
股东同意且不可撤回、无条件、独家地授予 WFOE 一项选择权，以要求该等股东根据 WFOE 的具有要求在下列情形下，转让其持有的任何和全部公司股份（以下简称"**目标股份**"）部分或全部给 WFOE 或 WFOE 指定的第三方（以下简称"**指定人**"）（以下简称"**股份转让选择权**"）：

(a) the WFOE and/or the Designee are permitted to own lawfully all or part of the Target Shares under the PRC laws and regulations; or
根据中国法律法规，WFOE 和/或指定人可合法拥有全部或部分目标股份；或

(b) any other circumstances deemed as appropriate or necessary by the WFOE in its sole discretion.
WFOE 自行认为的适当或必要的任何其他情形。

1.2 The Company hereby agrees the Shareholders to grant this option to the WFOE.
公司特此同意股东向 WFOE 授予股份转让选择权。

1.3 The WFOE shall have the right to exercise its purchase right in whole or in part and to acquire the Target Shares in whole or in part without any limit at any time and from time to time.
WFOE 应有权不受任何限制且随时行使其购买权，全部或部分地收购目标股份。

1.4 The WFOE may designate any third party to acquire the Target Shares in whole or in part and the Shareholders shall not refuse and shall transfer the Target Shares in whole or in part to such Designee as requested by the WFOE.
WFOE 可以指定任何第三方全部或部分地收购目标股份。股东不得拒绝，且应按照 WFOE 的要求，将目标股份全部或部分地转让给指定人。

1.5 Prior to the transfer of the Target Shares to the WFOE or the Designee according to this Agreement, the Shareholders shall not transfer any Target Shares without the WFOE's prior written consent.
在向 WFOE 或指定人转让目标股份前，未经 WFOE 事先书面同意，股东不得转让任何目标股份。

Section 2 Target Assets
目标资产

2.1 The Company hereby agrees and irrevocably, unconditionally and exclusively grants the WFOE an option to require the Company to transfer any and all of the assets of the Company (“**Target Assets**”) to the WFOE or the Designee, in whole or in part, subject to the WFOE’s specific requirements (“**Assets Transfer Option**”), in the following circumstances:
公司特此同意且不可撤销、无条件、独家地授权 WFOE 一项选择权，以要求公司根据 WFOE 的具有要求在下列情形下，将公司的任何和全部资产（以下简称“**目标资产**”）全部或部分地转让给 WFOE（以下简称“**资产转让选择权**”）

(a) the WFOE and/or the Designee are permitted to own lawfully all or part of the Target Assets under the PRC laws and regulations; or
根据中国法律法规，WFOE 和/或指定人可合法拥有全部或部分目标资产；或

(b) any other circumstances deemed as appropriate or necessary by the WFOE in its sole discretion.
WFOE 自行认为的适当或必要的任何其他情形。

2.2 The Shareholders hereby agree with the Company to grant this option.
股东特此同意公司向 WFOE 授予资产转让选择权。

2.3 The WFOE shall have the right to exercise its purchase right in whole or in part and to acquire the Target Assets in whole or in part without any limit at any time and from time to time.
WFOE 应有权不受任何限制且随时行使其购买权，全部或部分地收购目标资产。

2.4 The WFOE may designate any third party to acquire the Target Assets in whole or in part and the Company and the Shareholders shall not refuse and shall transfer the Target Assets in whole or in part to such Designee as requested by the WFOE.
WFOE 可以指定任何第三方全部或部分地收购目标资产。公司和股东不得拒绝，且应按照 WFOE 的要求，将目标资产全部或部分地转让给指定人。

2.5 Prior to the transfer of the Target Assets to the WFOE or the Designee according to this Agreement, the Company and the Shareholders shall not transfer the Target Assets without the WFOE’s prior written consent.
在向 WFOE 或指定人转让目标资产前，未经 WFOE 事先书面同意，公司和股东不得转让任何目标资产。

Section 3 Procedures for the Exercise of Shares Transfer Option
行使股份转让选择权的程序

3.1 Upon execution of this Agreement, the Shareholders shall have duly executed a Shares Purchase Agreement in the format set forth in APPENDIX 1 attached hereto and deliver the said document to the WFOE.
签署本协议后，股东应按本协议附件1规定的格式正式签署《股权购买协议》，并将该协议交付至 WFOE。

3.2 If the WFOE decides to exercise the Shares Transfer Option pursuant to Section 1.1 hereinabove, it shall send written notice to the Company and the Shareholders specifying the proportion of the Target Shares to be acquired and the identity of the transferee (**"Shares Purchase Notice"**).
如果 WFOE 决定依据前述第 1.1 条行使股份转让选择权，其应该向公司和股东发出书面通知，说明收购目标股份的比例和受让人的身份（以下简称**"股份收购通知"**）。

3.3 The Company and the Shareholders shall furnish all materials and documents necessary for the registration of the aforesaid shares transfer within thirty (30) days after the date of Shares Purchase Notice, take all necessary actions and measures, including but not limited to holding shareholders meetings and board meetings, and obtain other shareholders' written consent to waive any preemptive right that they may have with respect to the transfer of the Target Shares.
收到股份收购通知后三十（30）日内，公司和股东应当提供全部办理上述股份转让登记所需的材料和文件，并采取一切必要的行动和措施，包括但不限于召开股东大会和董事会会议，并获得其他股东的书面同意以放弃他们可能对拟转让目标股份的任何优先购买权。

3.4 The Company shall cause the Shareholders, the WFOE and/or the Designees to sign the shares purchase agreement in substantially the form attached hereto as APPENDIX 1 with respect to any transfer of Target Shares carried out pursuant to this Agreement and the Shares Purchase Notice; provided, however, if there are specific requirements for the form and substance of the shares purchase agreement under the PRC laws, such specific requirement shall be followed.
公司应促使股东、WFOE 和/或指定人就根据本协议和股份收购通知进行的任何目标股份转让签署其格式大致为本协议附件 1 所附格式的《股份购买协议》。但是，如果中国法律对《股份购买协议》的形式和内容有具体规定的，从其规定。

3.5 The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all the necessary government licenses and permits and take all necessary actions to transfer the effective ownership of the Target Shares to the

WFOE and/or the Designee(s), without any encumbrance, and cause the WFOE and/or the Designee(s) to become the registered owner(s) of such Target Shares. For the purpose of this section and this Agreement, "Encumbrance" shall mean any security, mortgage, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, excluding any encumbrance created under this Agreement, the Shares Pledge Agreement and the Service Agreement.
相关各方应签署一切其他必须的合同、协议或文件，获得一切必须的政府执照和许可证，采取一切必须的措施，以实现目标股份的所有权在没有任何权利负担的情形下转让给 WFOE 和/或指定人，并使得 WFOE 和/或指定人成为该等目标股份的登记所有权人。就本条和本协议而言，“权利负担”是指除依据本协议、《股份质押协议》和《服务协议》设定的权利负担以外，任何担保、抵押、第三方权利或利益，和任何股票期权、购买权、优先购买权、抵销权、所有权保留或其他担保安排。

Section 4 Procedures for the Exercise of Assets Transfer Option
行使资产转让选择权的程序

4.1 Upon execution of this Agreement, the Company shall have executed the Assets Transfer Agreement in the format set forth in APPENDIX 2 attached hereto and deliver the aforesaid document to the WFOE.
签署本协议后，公司应按本协议附件 2 规定的格式正式签署《资产转让协议》，并将该协议交付至 WFOE。

4.2 If the WFOE decides to exercise the Assets Transfer Option pursuant to Section 2.1 hereinabove, it shall send written notice to the Company specifying the Target Assets to be transferred and the identity of the transferee ("**Assets Purchase Notice**").
如果 WFOE 决定依据前述第 2.1 条行使资产转让选择权，其应该向公司发出书面通知，说明拟收购的目标资产和受让人的身份（以下简称“**资产收购通知**”）。

4.3 The Company and the Shareholders shall furnish all materials and documents necessary for the assets transfer and the registration thereof (if any) within 30 days after the date of the Assets Purchase Notice, and take all necessary actions and measure, including but not limited to holding shareholders meetings or board meetings to approve the transactions.
收到资产收购通知后三十（30）日内，公司和股东应当提供办理资产转让和登记（如有）所需的全部材料和文件，并采取一切必要的行动和措施，包括但不限于召开股东大会和董事会会议以批准交易。

4.4 The Company and the Shareholders shall cause the Company to sign an Assets Transfer Agreement with the WFOE and/or the Designees in substantially the form attached hereto as APPENDIX 2 with respect to any transfer of Target

Assets carried out pursuant to this Agreement and the Asset Purchase Notice; provided, however, if there are specific requirements for the form and substance of the Assets Transfer Agreement under the PRC laws, such specific requirement shall be followed.
公司和股东应促使公司根据本协议和资产收购通知进行的任何目标资产转让，与 WFOE 和/或被指定人签署《资产转让协议》，其格式大体上应与附件 2 所附格式相同。但是，如果中国法律对《资产转让协议》的形式和内容有具体规定的，从其规定。

4.5 The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer the effective ownership of the Target Assets to the WFOE and/or the Designee(s), without any Encumbrance, and cause the WFOE and/or the Designee(s) to become the registered owner(s) of the Target Assets.
相关各方应签署一切其他必须的合同、协议或文件，获得一切必须的政府执照和许可证，采取一切必须的措施，以实现目标资产的所有权在没有任何权利负担的情形下转让给 WFOE 和/或指定人，并使得 WFOE 和/或指定人成为该等目标资产的登记所有权人。

Section 5 Transfer Price
转让价格

5.1 The total transfer price for the Target Shares and/or the Target Assets shall be equal to the loan provided by the WFOE to the Shareholders under the Loan Agreement ("**Transfer Price**"). If any of the Target Shares and/or the Target Assets are transferred in installments, the amount payable for each installment shall be determined in accordance with the proportion of Target Shares and/or the Target Assets to be transferred.
目标股份和/或目标资产的转让总价应等于 WFOE 依据《借款协议》向股东提供的借款的总额（以下简称"**转让价格**"）。如果分期转让目标股份和/或目标资产，应当按照转让目标股份和/或目标资产的比例确定每期的支付金额。

5.2 All the taxes, fees and expenses arising from the transfer of the Target Shares and/or the Target Assets shall be borne by all Parties in accordance with the PRC laws.
因转让目标股份和/或目标资产而产生的全部税费及开支应依据中国法律由全体各方承担。

Section 6 Covenants
承诺

6.1 Covenants of the Company and Shareholders
公司和股东的承诺

The Shareholders and Company hereby covenant as follows:
股东和公司特此作出如下承诺：

6.1.1 Without the prior written consent of the WFOE, they shall not in any manner supplement, change or amend the articles of association and bylaws of the Company, increase or decrease its registered capital, or change its structure of registered capital in other manners;
未经 WFOE 事先书面同意，股东和公司不得以任何方式修改或变更公司章程、增加或减少注册资本、以任何方式改变注册资本的结构；

6.1.2 They shall maintain the Company's corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;
股东和公司应按照良好的财务和业务标准和惯例，谨慎有效地经营公司业务、处理公司事务，以保持公司的存在；

6.1.3 Without the prior written consent of the WFOE, they shall not at any time following the date hereof, sell, transfer, mortgage, pledge or dispose of in any manner any assets of the Company or any of the Company's subsidiaries, or legal or beneficial interest in the business (except in the ordinary course of business) or revenues of the Company, or allow the encumbrance thereon of any security interest;
未经 WFOE 事先书面同意，在本协议签署日之后的任何时候，股东和公司不得出售、转让、抵押、质押或以任何方式处置公司的任何资产或任何子公司，或在公司业务（正常业务除外）或收入重大合法或实益利益，也不得对其设定任何形式的担保权利负担；

6.1.4 Without the prior written consent of the WFOE, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for debts incurred in the ordinary course of business;
未经 WFOE 事先书面同意，除在正常业务过程中产生的债务外，股东和公司不得招致、承继、保证或承担任何债务的存在；

6.1.5 They shall always operate all of the Company's businesses during the ordinary course of business to maintain the asset value of the Company and refrain from any action/omission that may affect the Company's operating status and asset value;

股东和公司应在正常业务中始终经营公司的全部业务，以维持公司的资产价值，并避免采取可能影响公司经营状况和资产价值的任何作为或不作为；

6.1.6 Without the prior written consent of the WFOE, they shall not cause the Company to execute any material contract, except the contracts in the ordinary course of business;
未经 WFOE 事先书面同意，除正常业务过程中的合同外，股东和公司不得要求公司签署任何重大合同；

6.1.7 Without the prior written consent of the WFOE, they shall not cause the Company to provide any person or business with any loan or credit other than in the course of ordinary business;
未经 WFOE 事先书面同意，除正常业务过程外，股东和公司不得使公司向任何个人或企业提供任何贷款或信贷；

6.1.8 They shall provide the WFOE with information on the Company's business operations and financial condition at the WFOE's request;
股东和公司应根据 WFOE 的要求向 WFOE 提供公司的业务经营和财务信息；

6.1.9 If requested by the WFOE, they shall procure and maintain insurance in respect of the Company's assets and business from an insurance carrier acceptable to the WFOE, at an amount and type of coverage typical for companies that operate similar businesses;
如果 WFOE 有要求，股东和公司应向 WFOE 认可的保险公司购买和维持公司资产和业务的保险，保险数额和类型为经营同类业务公司的同类保险；

6.1.10 Without the prior written consent of the WFOE, they shall not cause or permit the Company to merge, consolidate with, acquire or invest in any person;
未经 WFOE 事先书面同意，不得导致或允许公司合并、收购或投资于任何人；

6.1.11 They shall immediately notify the WFOE of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the Company's assets, business or revenue;
股东和公司应立即将与目标股份有关的任何诉讼、仲裁或行政程序的发生或可能发生的情况告知 WFOE；

6.1.12 To maintain the ownership by the Company of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or

raise necessary and appropriate defenses against all claims;
为保持公司对其全部资产的所有权，股东和公司应当签署一切必须或适当的文件，采取一切必须或适当的措施，并提出一切必要或适当的投诉，或针对所有的主张提出必要或适当的抗辩；

6.1.13 Without the prior written consent of the WFOE, they shall ensure that the Company shall not in any manner distribute dividends, assets or any distributable benefit to the Shareholders, provided that upon the WFOE's written request, the Company shall immediately distribute part or all distributable profits to the Shareholders who shall in turn immediately and unconditionally pay or transfer to the WFOE any such distribution;
未经 WFOE 事先书面同意，股东和公司应当确保公司不得以任何形式向股东分配股息、资产或任何可分配利益。但根据 WFOE 的书面要求，公司应立即将部分或全部可分配利润分配给股东，股东应立即无条件地向 WFOE 支付或转让此类分配；

6.1.14 If the aggregate amount of the Transfer Price received by it in respect of the transfer of the Target Shares it holds is higher than its contribution to the Company, or it receives any form of profit distribution, dividend or bonus from the Company, then the Shareholder agrees to waive, to the extent not in violation of the PRC Laws, the proceeds from such premium and any such profit distribution, dividend or bonus, and the WFOE shall be entitled to such part of proceeds, otherwise the Shareholder shall make compensation to the WFOE and/or the Designees to recover any damage that may arise from such circumstances; and
如果就其持有的目标股份的转让而获得的转让价格总额高于其对公司的出资，或其从公司获得了任何形式的利润分配、股息或红利，则股东同意在不违反中国法律的前提下免除上述溢价和上述任何利润分配、股息或红利。同时，WFOE 有权获得该等收益。否则，股东应向 WFOE 和/或指定人进行补偿，以弥补因此种期限而造成的任何损害；和

6.1.15 At the request of the WFOE, they shall appoint any person designated by the WFOE as the director of the Company.
根据 WFOE 的要求，股东和公司应任命由 WFOE 指定的任何人担任公司董事。

6.2 Covenants related to Shares of the Company
与公司股份有关的承诺

Shareholders hereby covenants as follows:
股东特此承诺如下：

6.2.1 Without the prior written consent of the WFOE, Shareholders shall not

sell, transfer, pledge or dispose of in any other manner any legal or beneficial interest in the Target Shares or allow the encumbrance thereon of any security interest, except for the pledge placed on the Target Shares in accordance with the Shares Pledge Agreement;
未经 WFOE 事先书面同意，股东不得出售、转让、质押或以任何方式处置目标股份的任何合法或实益权益，也不得对其设定任何形式的担保权利负担，但根据《股份质押协议》对目标股份设立的质押除外；

6.2.2 Without the prior written consent of the WFOE, Shareholders shall cause the shareholders' meeting and/or the board of directors of the Company not to approve the sale, transfer, pledge or disposition in any other manner of any legal or beneficial interest in the Target Shares or allow the encumbrance thereon of any security interest, except for the pledge placed on the Target Shares in accordance with the Shares Pledge Agreement;
未经 WFOE 事先书面同意，股东应促使公司股东大会和/或董事会不会批准以任何方式出售、转让、质押或处置目标股份的任何合法或实益权益，也不得对其设定任何形式的担保权利负担，但根据《股份质押协议》对目标股份设立的质押除外；

6.2.3 The Shareholders shall cause the shareholders' meeting or the board of directors of the Company not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of the WFOE;
未经 WFOE 事先书面同意，股东应促使公司股东大会或董事会不会批准与任何人的合并，或对任何人的收购或投资；

6.2.4 The Shareholders shall immediately notify the WFOE of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the Target Shares;
股东应立即将与目标股份有关的任何诉讼、仲裁或行政程序的发生或可能发生的情况告知 WFOE；

6.2.5 At the request of the WFOE at any time, the Shareholders shall promptly and unconditionally cause the transfer of the Target Shares to be approved and consummated as set forth in this Agreement;
随时根据 WFOE 的要求，股东应立即无条件促使本协议约定的目标股份的转让被批准和完成；

6.2.6 To the extent necessary to maintain the Shareholders' ownership in the Company, the Shareholders shall execute all necessary or appropriate documents, take all necessary or appropriate actions, and file all necessary or appropriate complaints, or raise necessary and appropriate defenses against all claims;
在维持股东对公司所有权的必要范围内，股东应当签署一切必须或适

当的文件，采取一切必须或适当的措施，并提出一切必要或适当的投诉，或针对所有的主张提出必要或适当的抗辩；

6.2.7 The Shareholders shall appoint any designee of the WFOE as the director of the Company, at the request of the WFOE;
根据 WFOE 的要求，股东应任命 WFOE 指定的任何人担任公司的董事；

6.2.8 The Shareholders shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among the Shareholders, the WFOE, and the Company, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that the Shareholders have any remaining rights with respect to the Target Shares subject to this Agreement hereunder or under the Shares Pledge Agreement or under the proxy agreement and power of attorney granted in favor of the Shareholders, the Shareholders shall not exercise such rights except in accordance with the written instructions of the WFOE.
股东应严格遵守本协议以及由股东、WFOE 和公司共同或单独签署的其他合同的约定，履行本协议项下的义务，并避免采取任何可能影响本协议有效性和执行力的作为或不作为。如若根据本协议、《股份质押协议》或由股东签署的《代理协议和授权委托书》股东享有对目标股份的任何剩余权利，除非按照 WFOE 的书面指示，股东不得行使该等权利。

Section 7 Representations and Warranties
陈述与保证

The Shareholders and Company hereby represent and warrant to the WFOE, jointly and severally, as of the date of this Agreement and each date of transfer of the Target Shares, that:
股东和公司特此连带地向 WFOE 作出如下陈述与保证，在本协议签署之日和各次目标股份转让之日：

7.1 The Shareholders and the Company have the authority to execute and deliver this Agreement and any relevant Shares Purchase Agreement concerning the Target Shares to be transferred thereunder, and to perform their obligations under this Agreement and any Shares Purchase Agreement;
股东和公司有权签署和交付本协议和任何与本协议项下目标股份转让相关的《股份购买协议》，并有权履行本协议和任何《股份购买协议》项下的义务；

7.2 The execution and delivery of this Agreement or any Shares Purchase Agreements and the obligations under this Agreement or any Shares Purchase

Agreements: (i) do not cause any violation of any applicable laws of PRC; (ii) are not inconsistent with the articles of association, bylaws or other organizational documents of the Company; (iii) do not cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) do not cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; and (v) do not cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;
签署和交付本协议或任何《股份购买协议》，以及本协议或任何《股份购买协议》项下的义务：（1）不会引起任何违反适用的中国法律的行为；（2）与公司章程、细则或其他组织文件不相抵触；（3）不会违反其作为当事方或对其有约束力的任何合同或文书，也不对其作为当事方或对其有约束力的任何合同或文书的违约；（4）不会违反其获得的任何许可证被授予和/或持续有效的任何条件；（5）不会导致其获得的任何许可证被中止、撤销或课以附加条件；

7.3 The Shareholders have good and merchantable title to the Target Shares. Except for the Shares Pledge Agreement, the Shareholders have not placed any security interest on the Target Shares;
股东对目标股份拥有良好的可交易的所有权。除《股份质押协议》外，股东未对目标股份设置任何担保权利；

7.4 The Company has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets, except for encumbrance disclosed to the WFOE for which the WFOE's written consent has been obtained;
公司对其全部资产拥有良好的可交易的所有权。除已经获得 WFOE 书面同意且向 WFOE 披露的权利负担外，未对上述资产设定任何担保权利；

7.5 The Company does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to the WFOE for which the WFOE's written consent has been obtained; and
除（1）在正常经营过程中产生的债务；和（2）已经获得 WFOE 书面同意且向 WFOE 披露的债务外，公司不存在任何未偿付债务；和

7.6 The Company has complied with all laws and regulations of PRC that are applicable to asset acquisitions.
公司遵守所有适用于资产收购的中国法律法规。

Section 8 Taxes and Fees
税费

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of the PRC in

connection with the preparation and execution of this Agreement and the Shares Purchase Agreement, as well as the consummation of the transactions contemplated under this Agreement and the Shares Purchase Agreement.
各方应根据中国法律支付全部转让、登记的税费，或与准备、签署本协议、《股权购买协议》，以及完成本协议、《股份购买协议》相关的税费。

Section 9 Confidentiality
保密

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of public disclosure by the receiving party); (b) information disclosed as required by applicable laws or regulations or requirements of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.
各方确认各方之间就本协议交换的任何口头或书面信息均为保密信息。各方均应对所有保密信息保密，未经其他各方书面同意，不得向任何第三方披露，但以下情况除外：（1）该等信息是或将是公开的（但不应当是接收方公开披露的结果）；（2）根据适用法律法规或任何证券交易所的要求披露的信息；或（3）任何一方就本协议项下拟进行的交易需要向其法律顾问或财务顾问披露的信息，且该法律顾问或财务顾问也应当遵守与本条相似的保密义务。由任何一方雇佣的工作人员或代理披露任何保密信息的，均应视为该方披露了保密信息，该方应对违反本协议承担责任。本协议无论因何种原因而终止，本条均持续有效。

Section 10 Assignment
转让

10.1 The Company and the Shareholders shall not assign any of their respective rights or obligations under this Agreement to any third party without the prior written consent of the WFOE.
未经 WFOE 事前书面同意，公司和股东不得将其在本协议项下的各自权利或义务转让给任何第三方。

10.2 The Company and the Shareholders hereby agree that the WFOE may assign its rights and obligations under this Agreement as the WFOE may decide at its

sole discretion, and such assignment shall only be subject to a written notice sent to the Company and the Shareholders.
公司和股东特此同意，WFOE 可以自行决定转让其在本协议项下的权利和义务，且该等转让仅需书面通知公司和股东即可。

Section 11 Entire Agreement and Amendment to Agreement
完整协议和协议的修改

11.1 This Agreement and all agreements and/ or documents mentioned or included explicitly by this Agreement constitute the complete agreement with respect to the subject matter of this Agreement and shall substitute any and all prior oral agreements, contracts, understandings and communications made by the Parties with respect to the subject matter of this Agreement.
本协议及本协议明确提到或包括的所有协议和/或文件，构成本协议所涉事项的完整协议，并取代各方事先就本协议所涉事项达成的任何和全部口头协议、合同、备忘录和沟通。

11.2 The Company and the Shareholders shall not have the right to amend, supplement or cancel this Agreement in any manner without the prior written consent of the WFOE.
未经 WFOE 事先书面同意，公司和股东无权以任何方式修改、补充或解除本协议。

11.3 The appendix is an integral part of this Agreement and has the same legal effects as the other parts of the Agreement.
附件是本协议的组成部分，与本协议其他部分具有相同的法律效力。

Section 12 Governing Law and Dispute Resolution
适用法律及争议解决

12.1 This Agreement shall be construed in accordance with and governed by the laws of the PRC.
本协议应依据中国法律解释，并接受中国法律管辖。

12.2 Any dispute arising from or in connection with this Agreement shall be submitted to China International Economic and Trade Arbitration Commission (**CIETAC**) for arbitration which shall be conducted in accordance with the CIETAC's arbitration rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon all Parties. The place of arbitration shall be in Beijing.
任何因本协议引起的或与本协议相关的纠纷，均应提交至中国国际经济贸易仲裁委员会（以下简称“**贸仲委**”）依据贸仲委适时生效的仲裁规则仲裁。仲裁裁决是终局的，对各方均具有约束力。仲裁地为北京。

Section 13 Effective Date and Term
生效日及期限

13.1 This Agreement shall be signed and take effect as of the date first set forth above.
本协议应于首页载明的日期签署并生效。

13.2 Unless terminated in accordance with Section 14, this Agreement is valid for ten (10) years, and may automatically be extended for another ten (10) years when expires. This Agreement may be extended for unlimited times.
除非根据第 14 条终止外，本协议的有效期是十（10）年，且到期后可以自动延长十（10）年。本协议可以无限次延长。

Section 14 Termination
终止

Neither the Company nor the Shareholders shall have the right to terminate this Agreement. Notwithstanding the foregoing provisions, the WFOE may terminate this Agreement at any time in its sole discretion by giving the Company and the Shareholders ten (10) days prior written notice.
公司或股东均无权终止本协议。尽管有上述规定，提前十（10）日向公司和股东书面通知后，WFOE 可以随时自行决定终止本协议。

Section 15 Notices
通知

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in Chinese and delivered personally or sent by registered mail or postage prepaid mail or by recognized courier service or by facsimile transmission or e-mail to the address of each relevant party as specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as follows: (a) a notice delivered personally is deemed duly served upon delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date when the postage prepaid registered airmail was sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the courier service company; and (c) a notice sent by facsimile transmission or e-mail is deemed duly served upon the receipt time as is shown on the transmission confirmation for relevant documents.
任何一方依据本协议而发出的通知或其他通讯应当以中文形式作出并亲自交付，或通过挂号信、邮资预付的邮件、受认可的快递或通过传真、电子邮件方式发送至各相关方不时指定的地址。通知视为适当送达的日期应依下列规则确定：（1）亲自交付的，交付时即视为适当送达；（2）通过邮寄方式送达的，自挂号信或邮资预付邮件发出之日（以邮戳所示为准）后第十（10）日，或交付给快递服务

公司之日后第四（4）日，应视为适当送达；和（3）通过传真或电子邮件送达的，收到相关文件发送确认书之日应视为适当送达。

Section 16 Severability
可分割性

If any provision of this Agreement is judged to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be only limited to such provision. The validity, legality and enforceability of the other provisions hereof shall not be affected.
本协议的任何条款因为违反适用法律而被认定为无效或不可执行的，该等无效或不可执行仅限于该条款。本协议项下其他条款的有效性、合法性和可执行性不受影响。

Section 17 Language
语言

This Agreement was written by English and Chinese. The English version shall prevail in case of discrepancy.
本协议由英文和中文书写。两种文本不一致的，以英文为准。

Section 18 Counterparts
副本

This Agreement shall be executed in twelve (12) originals, with each Party holding one original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts.
本协议应由全体各方签署十二（12）份原件，每一方各持一份。所有原件均具有相同的法律效力。本协议可签署一份或多份副本。

[The Remainder of this page is intentionally left blank]
[以下无正文]

Signature page to the Exclusive Option Agreement
《独家选择权协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Xi'an Cell and Molecule Information Technology Co., Ltd.
西安赛美科信息科技有限公司
(Chop of Xi'an Cell and Molecule Information Technology Co., Ltd.)
（西安赛美科信息科技有限公司的公章）

Signature:
签字

Name: Hu Yongwei
姓名：胡永卫

Position: Legal Representative
职务：法定代表人

Signature page to the Exclusive Option Agreement
《独家选择权协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Xi'AN APP·CHEM BIO (TEC) Co., Ltd.
西安天美生物科技股份有限公司
(Chop of Xi'AN APP·CHEM BIO (TEC) Co., Ltd.)
（西安天美生物科技股份有限公司的公章）

Signature:
签字

Name: Hu Yongwei
姓名：胡永卫

Position: Legal Representative
职务：法定代表人

Signature page to the Exclusive Option Agreement
《独家选择权协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Hu Yongwei
胡永卫

Signature:
签名

Signature page to the Exclusive Option Agreement
《独家选择权协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Liu Jing
刘静

Signature:
签名

Signature page to the Exclusive Option Agreement
《独家选择权协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Wang Wei
王薇

Signature: 王薇
签名

Signature page to the Exclusive Option Agreement
《独家选择权协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Liu Jianli
刘建利

Signature: 刘建利
签名

Signature page to the Exclusive Option Agreement
《独家选择权协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Dong Fangfang
董芳芳

Signature: 董芳芳
签名

Signature page to the Exclusive Option Agreement
《独家选择权协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Zhang Kai
张凯

Signature:
签名 张凯

Signature page to the Exclusive Option Agreement
《独家选择权协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Guan Huixia
关会侠

Signature: /s/ 关会侠
签名

Signature page to the Exclusive Option Agreement
《独家选择权协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Jia Yizhen
贾怡真

Signature: 贾怡真
签名

Signature page to the Exclusive Option Agreement
《独家选择权协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

An Yanna
安艳娜

Signature:
签名

Signature page to the Exclusive Option Agreement
《独家选择权协议》的签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
兹此证明，各方已于本协议首页载明的日期正式签署本协议。

Liu Weihua
刘卫华

Signature: 刘卫华
签名

APPENDIX 1

附件 1

Shares Purchase Agreement
股份收购协议

This Shares Purchase Agreement ("**Agreement**") is entered into in China by:
本《股份收购协议》（以下简称"**本协议**"）由以下各方在中国签署：

Transferor:
出让方

Transferee:
受让方

NOW, the parties hereto agree as follows concerning the shares purchase:
现各方就股份购买达成如下协议：

1. The transferor agrees to transfer to the transferee [ ]% of shares of Xi'AN APP·CHEM BIO (TEC) Co., Ltd. held by the transferor, and the transferee agrees to purchase said shares
出让方同意将其持有的[ ]%西安天美生物科技股份有限公司的股份转让给受让方。受让方同意收购前述股份。

2. After the closing of shares purchase, the transferor shall not have any rights and obligations as a shareholder with regard to the purchased shares, and the transferee shall have such rights and obligations as a shareholder of Xi'AN APP·CHEM BIO (TEC) Co., Ltd.
股权购买交割后，出让方对被购买股份不再享有任何股东权利和义务。受让方将作为西安天美生物科技股份有限公司的股东享有该等权利和义务。

3. Any matter not covered by this Agreement may be further agreed on by the parties hereto by signing supplementary agreements.
各方可以通过签署补充协议进一步约定本协议未尽事项。

4. This Agreement shall be effective from the signing day.
本协议自签署日生效。

5. This Agreement was written by English and Chinese. The Chinese shall prevail.
本协议由英文和中文书写。以中文为准。

6. This Agreement is executed in four (4) originals, with each party holding one

original. The remaining originals will be used for the filing with the administration of industry and commerce.
本协议应签署四（4）份原件，每方各持一份。剩余原件用于办理工商登记。

Transferor:
出让方

Signature:
签字：

Date:
日期：

Transferee:
受让方：

Signature:
签字：

Date:
日期

APPENDIX 2

附件 2

Assets Transfer Agreement
资产转让协议

This Assets Transfer Agreement ("**Agreement**") is entered into in China by:
本《资产转让协议》（以下简称"**本协议**"）由以下双方在中国签署：

Transferor: Xi'AN APP·CHEM BIO (TEC) Co., Ltd.
出让方：西安天美生物科技股份有限公司

Transferee:
受让方：

NOW, the Parties agree as follows concerning the transfer of the assets:
现双方就资产转让达成如下协议：

1. The transferor agrees to transfer to the transferee the assets set forth in Schedule-1 hereto, and the transferee agrees to accept the said assets.
   出让方同意将清单-1 所载明的资产转让给受让方。受让方同意收购前述资产。

2. After the closing of assets transfer, the transferor shall not have any rights and obligations as an owner with regard to the transferred assets, and the transferee shall have such rights and obligations as an owner of the transferred assets.
   资产转让交割后，出让方不再作为所有权人对被转让资产享有任何权利和义务。受让方应作为所有权人对被转让资产享有权利和义务。

3. Any matter not covered by this Agreement may be further agreed on by the parties hereto by signing supplementary agreements.
   各方可以通过签署补充协议进一步约定本协议未尽事项。

4. This Agreement shall be effective from the signing day.
   本协议自签署日生效。

5. This Agreement was written by English and Chinese. The Chinese shall prevail.
   本协议由英文和中文书写。以中文为准。

6. This Agreement is executed in four (4) originals, with each party holding one original. The remaining originals will be used for the filing with the administration of industry and commerce.

本协议应签署四（4）份原件，每方各持一份。剩余原件用于办理工商登记。

Transferor: Xi'AN APP·CHEM BIO (TEC) Co., Ltd.
出让方：西安天美生物科技股份有限公司
(Chop of Xi'AN APP·CHEM BIO (TEC) Co., Ltd.)
（西安天美生物科技股份有限公司盖章）

Signature:
签字：
Name: Hu Yongwei
姓名：胡永卫
Title: Legal Representative
职务：法定代表人
Date:
日期

Transferee:
受让方

Signature:
签字

Date:
日期

Schedule -1 List of Assets

清单-1 资产清单

No. 序号	**Name of Asset 资产名称**	**Location of Asset 资产所在地**	**Comments 备注**